UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 6, 2006

                       HUNGARIAN TELEPHONE AND CABLE CORP.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-11484                13-3652685
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)

                         1201 Third Avenue, Suite #3400
                         Seattle, Washington 98101-3034
                    (Address of Principal Executive Offices)

                                 (206) 654-0204
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) Resignations of Directors

On December 6, 2006, Kim Frimer and Christian Eyde Moeller resigned as directors of Hungarian Telephone and Cable Corp. Mr. Frimer is an officer with TDC A/S ("TDC"). TDC owns 62% Hungarian Telephone and Cable Corp.'s outstanding common stock. Mr. Moeller recently resigned his position as an officer with TDC.

(d) Election of Directors

On December 6, 2006, the Board of Directors of Hungarian Telephone and Cable Corp. elected Jesper Theill Eriksen to its Board of Directors to fill a vacancy on the Board of Directors created by the resignation of Peter Thomsen. Mr. Eriksen is an officer of TDC A/S ("TDC"). TDC owns 62% of Hungarian Telephone and Cable Corp.'s outstanding common stock. Mr. Eriksen was elected at the request of TDC to replace Mr. Thomsen. Mr. Thomsen is also an employee of TDC.

On December 6, 2006, the Board of Directors of Hungarian Telephone and Cable Corp. elected Carsten Dyrup Revsbech and Henrik Scheinemann to fill the vacancies on the Board created by the resignations of Messrs. Frimer and Moeller. Messrs. Revsbech and Scheinemann are officers of TDC and were elected at the request of TDC to replace Messrs. Frimer and Moeller.

Four of the seven directors on Hungarian Telephone and Cable Corp.'s Board of Directors are employees of TDC and representatives of TDC on the Hungarian Telephone and Cable Corp. Board of Directors.


Item 9.01   Financial Statements and Exhibits

(d) Exhibits

            99.1 Press release dated December 11, 2006 announcing the changes to Hungarian Telephone and Cable Corp.'s Board of Directors


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HUNGARIAN TELEPHONE AND CABLE CORP.



Date: December 11, 2006                 By:    /s/ Peter T. Noone
                                               ---------------------------------
                                               Peter T. Noone
                                               General Counsel


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


                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  Exhibit Index



        Exhibit     Description of Document
        Number
         99.1       Press Release dated December 11, 2006 announcing the changes to Hungarian Telephone and Cable Corp's Board of Directors


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